SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549



                                 FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES AND EXCHANGE ACT OF 1934





   Date of Report (Date of Earliest Event Reported):  February 18, 1997




                         THERMAL INDUSTRIES, INC.
          (Exact Name of Registrant as Specified in its Charter)




                               PENNSYLVANIA
              (State or Other Jurisdiction of Incorporation)




               0-9790                                 25-1145753
        (Commission File Number)       (I.R.S. Employer Identification Number)





301 Brushton Avenue, Pittsburgh, Pennsylvania                         15221
   (Address of Principal Executive Offices)                         (Zip Code)





                              (412) 244-6400
           (Registrant's Telephone Number, Including Area Code)






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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On February 18, 1997, the Registrant was informed by its independent auditor, Sydney Heisler, CPA, of his resignation, effective as of that date.

        Mr. Heisler's resignation is the result of his pending retirement and reduction of his workload in public accounting practice.

        The reports of Sydney Heisler on the financial statements of the Registrant for each of the two fiscal years in the period ended June 30, 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        The Registrant has requested that Sydney Heisler, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Mr. Heisler's letter to the Securities and Exchange Commission, dated February 18, 1997, is filed as Exhibit 16 to the Form 8-K.



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ITEM 7.  EXHIBITS

        EXHIBIT 16.  Letter re:  Change in Principal Accountant




                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             THERMAL INDUSTRIES, INC.
                                                   (Registrant)
                                             BY:

DATE:_February 21, 1997                      __/s/ Eric Rascoe___________
                                             Eric Rascoe
                                             Secretary-Treasurer

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